UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



             OCTOBER 20, 1998                                 1-6479-1
Date of Report (Date of earliest event reported)      (Commission File Number)





                        OVERSEAS SHIPHOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                               13-2637623
  (State or other jurisdiction          (I.R.S. Employer Identification Number)
of incorporation or organization)




                           1114 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
         -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 869-1222
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.      OTHER EVENTS.

     On October 20, 1998, the Board of Directors of Overseas Shipholding Group, Inc. (the "CORPORATION" or the "COMPANY") declared a dividend distribution of one right (a "RIGHT") to purchase one one-tenth of a share of the Common Stock, $1.00 par value, of the Corporation (the "COMMON SHARES") for each outstanding share of Common Stock, payable to the stockholders of record on November 9, 1998 (the "RECORD DATE"). The Board of Directors also authorized and directed the issuance of one Right with respect to each Common Share issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one one-tenth of a Common Share at a price of $70 per whole Common Share (the "PURCHASE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "RIGHTS AGREEMENT") between the Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "RIGHTS AGENT"), dated as of October 20, 1998.

     Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares upon the earliest to occur of (i) a person or entity (a "PERSON") or group of affiliated or associated Persons (a "GROUP") having acquired beneficial ownership of 10% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as hereinafter defined); or (ii) 10 business days (or such later date as the Board of Directors may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a Person or Group becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "DISTRIBUTION DATE"). A Person or Group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (i) above is an "ACQUIRING PERSON." The date that a Person or Group becomes an Acquiring Person is the "SHARES ACQUISITION DATE." Notwithstanding the foregoing, certain stockholders who currently own in excess of 10% of the outstanding Common Shares and their affiliates, associates and permitted transferees will not be deemed to be Acquiring Persons and their ownership will not cause a Distribution Date unless they acquire additional Common Shares equal to more than 20% of the number of Common Shares owed by them on the date of the Rights Agreement. Furthermore, a Person who acquires Common Shares pursuant to a tender or exchange offer which is for all outstanding Common Shares at a price and on terms which the Board of Directors determines (prior to acquisition) to be adequate and in the best interests of the Corporation and its stockholders (other than such Person, its affiliates and associates) (a "PERMITTED OFFER") will not be deemed to be an Acquiring Person and such Person's ownership will not constitute a Distribution Date.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier


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redemption or expiration of the Rights),  new Common Share  certificates  issued after the Record Date upon the transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("RIGHT CERTIFICATES") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution
Date), and such separate Right Certificates alone will evidence the Rights.

     THE RIGHTS ARE NOT EXERCISABLE UNTIL THE DISTRIBUTION DATE, and will expire at the close of business on November 9, 2008, unless earlier redeemed by the Corporation as described below.

     In the event that any person becomes an Acquiring Person, each holder of Rights (other than Rights that have become null and void as described below) will thereafter have the right (the "FLIP-IN RIGHT") to receive, upon exercise of such Rights, the number of Common Shares (or, in certain circumstances, other securities of the Corporation) having a value (immediately prior to such triggering event) equal to two times the aggregate exercise price of such Rights. (So that, for example, if a Person became an Acquiring Person at a time when the current per share market price of the Company's Common Shares is $20.00 (and prior to any antidilution adjustment as described below), each holder of a Right (other than a Right which has become null and void as described herein) would have the right to receive upon exercise of the Right seven Common Shares upon payment of an exercise price of $70.00.) The Board, at its option, may exchange each Right (other than those that have become null and void as described below) for one Common Share in lieu of the Flip-In Right, provided no Person is the beneficial owner of 50% or more of the Common Shares at the time of such exchange. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are or (under certain circumstances specified in the Rights Agreement) were beneficially owned by any Acquiring Person or any affiliate or associate thereof or certain transferees thereof will be null and void.

     Under the Rights Agreement, the Board of Directors may take such reasonable actions and may establish such reasonable procedures as it may deem desirable in connection with the exercise, exchange or transfer of Rights in order to reasonably assure, in the judgment of the Board of Directors, the preservation of the Company's status as a United States citizen within the provisions of
Section 2 of the Shipping Act of 1916, as amended, or any successor statute applicable to the business being conducted by the Company (the "CITIZENSHIP PROVISIONS"), including without limitation restricting the issuance of shares of the Company pursuant to or in exchange for the Rights to United States citizens or limiting such issuance to non-United States citizens to such degree as shall, in the judgment of the Board of Directors, reasonably assure compliance with the Minimum U.S. Ownership percentage established from time to time by the Board of Directors under the Company's By-laws to maintain the Company's status as a


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United States  citizen.  The  provisions of this  paragraph  will not,  however, prevent the transfer after the Distribution Date of any Right by a non-United States citizen to a United States citizen, including for the purpose of permitting the exercise of the Right by the United States citizen, provided that any such transfer (or exercise) is consistent with such reasonable procedures as may be established by the Board to reasonably assure compliance with the Citizenship Provisions and to otherwise carry out the provisions of the Rights Agreement.

     In the event that, at any time following the Shares Acquisition Date, (i) the Corporation is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Corporation's assets or earning power is sold or transferred, then each holder of Rights (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "FLIP-OVER RIGHT") to receive, upon exercise of such Rights, common shares of the acquiring company (or in certain circumstances, its parent) having a value equal to two times the aggregate exercise price of the Rights; provided, however, that the Flip Over Right shall not apply to any transaction described in clause (i) if (x) such transaction is with a Person or Persons (or a wholly owned subsidiary of any such Person or Persons) that acquired Common Shares pursuant to a Permitted Offer and (y) the price and form of consideration offered in such transaction is the same as that paid to all holders of Common Shares whose shares were purchased pursuant to the Permitted Offer. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

     The Purchase Price payable, and the number of Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of the Common Shares, or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

     At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, the Corporation may redeem the Rights in whole, but not in part,


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at a price of $.01 per Right (the "Redemption Price"), which redemption shall be effective at such time, on such basis and with such conditions as the Board of Directors may establish in its sole discretion. The Corporation may, at its option, pay the Redemption Price in Common Shares.

     All of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors, as the Rights may be redeemed by the Company at $.01 per Right prior to the time that a person or group has acquired beneficial ownership of 10% or more of the Common Shares, and, moreover, are not triggered by a Permitted Offer approved by the Board of Directors as described herein.

     The Rights Agreement is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such Agreement.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (c) EXHIBITS.

4.1 Rights Agreement, dated as of October 20, 1998, between Overseas Shipholding Group, Inc., and ChaseMellon Shareholder Services, L.L.C., with the form of Right Certificate attached as Exhibit A thereto and the Summary of Rights to Purchase Shares attached as Exhibit B thereto incorporated by reference to Overseas Shipholding Group, Inc. Form 8-A filed with the Securities and Exchange Commission via Edgar on November 9, 1998. Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of the date of public announcement that a person or group has acquired beneficial ownership of 10% or more of the Common Shares or the tenth business day (or such later date as may be determined by action of the Corporation's Board of Directors) after a person commences or announces its intention to commence a tender or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the Common Shares.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Overseas Shipholding Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OVERSEAS SHIPHOLDING GROUP, INC.


                                         By: /s/ Robert N. Cowen
                                             ----------------------------
                                             Name:  Robert N. Cowen
                                             Title: Senior Vice President and
                                                    Secretary

Date:  November 9, 1998



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                                  EXHIBIT LIST

     Rights Agreement, dated as of October 20, 1998, between Overseas Shipholding Group, Inc., and ChaseMellon Shareholder Services, L.L.C., with the form of Right Certificate attached as Exhibit A thereto and the Summary of Rights to Purchase Shares attached as Exhibit B thereto incorporated by reference to Overseas Shipholding Group, Inc. Form 8-A filed with the Securities and Exchange Commission via Edgar on November 9, 1998. Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of the date of public announcement that a person or group has acquired beneficial ownership of 10% or more of the Common Shares or the tenth business day (or such later date as may be determined by action of the Corporation's Board of Directors) after a person commences or announces its intention to commence a tender or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the Common Shares.



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